  Exhibit 3.3

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: March 1, 2021 11:04 AM Pacific Time

Incorporation Number:                                            C1206300

Recognition Date and Time: Continued into British Columbia on April 25, 2019 10:21 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

LOWELL FARMS INC.

REGISTERED OFFICE INFORMATION
Mailing Address: 2200 HSBC BUILDING, 885 WEST GEORGIA ST. VANCOUVER BC V6C 3E8 CANADA	Delivery Address: 2200 HSBC BUILDING, 885 WEST GEORGIA ST. VANCOUVER BC V6C 3E8 CANADA

RECORDS OFFICE INFORMATION
Mailing Address: 2200 HSBC BUILDING, 885 WEST GEORGIA ST. VANCOUVER BC V6C 3E8 CANADA	Delivery Address: 2200 HSBC BUILDING, 885 WEST GEORGIA ST. VANCOUVER BC V6C 3E8 CANADA

DIRECTOR INFORMATION Last Name, First Name, Middle Name: Shure, Brian
Mailing Address: 2200 HSBC BUILDING 885 WEST GEORGIA STREET VANCOUVER BC V6C 3E8 CANADA	Delivery Address: 2200 HSBC BUILDING 885 WEST GEORGIA STREET VANCOUVER BC V6C 3E8 CANADA

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Last Name, First Name, Middle Name: McGrath, Kevin
Mailing Address: 2200 HSBC BUILDING 885 WEST GEORGIA STREET VANCOUVER BC V6C 3E8 CANADA	Delivery Address: 2200 HSBC BUILDING 885 WEST GEORGIA STREET VANCOUVER BC V6C 3E8 CANADA

Last Name, First Name, Middle Name: Allen, George
Mailing Address: 2200 HSBC BUILDING 885 WEST GEORGIA STREET VANCOUVER BC V6C 3E8 CANADA	Delivery Address: 2200 HSBC BUILDING 885 WEST GEORGIA STREET VANCOUVER BC V6C 3E8 CANADA

Last Name, First Name, Middle Name: Gates, Bruce
Mailing Address: 2200 HSBC BUILDING 885 WEST GEORGIA STREET VANCOUVER BC V6C 3E8 CANADA	Delivery Address: 2200 HSBC BUILDING 885 WEST GEORGIA STREET VANCOUVER BC V6C 3E8 CANADA

Last Name, First Name, Middle Name: Ainsworth, Mark
Mailing Address: 2200 HSBC BUILDING, 885 WEST GEORGIA ST. VANCOUVER BC V6C 3E8 CANADA	Delivery Address: 2200 HSBC BUILDING, 885 WEST GEORGIA ST. VANCOUVER BC V6C 3E8 CANADA

Last Name, First Name, Middle Name: Harkness, Stephanie
Mailing Address: 2200 HSBC BUILDING, 885 WEST GEORGIA ST. VANCOUVER BC V6C 3E8 CANADA	Delivery Address: 2200 HSBC BUILDING, 885 WEST GEORGIA ST. VANCOUVER BC V6C 3E8 CANADA

Last Name, First Name, Middle Name: Anton, Bill
Mailing Address: 2200 HSBC BUILDING, 885 WEST GEORGIA ST. VANCOUVER BC V6C 3E8 CANADA	Delivery Address: 2200 HSBC BUILDING, 885 WEST GEORGIA ST. VANCOUVER BC V6C 3E8 CANADA

AUTHORIZED SHARE STRUCTURE
1. No Maximum	Subordinate Voting Shares	Without Par Value With Special Rights or Restrictions attached
2. No Maximum	Super Voting Shares	Without Par Value With Special Rights or Restrictions attached